SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2026

ULIXE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-252505	85-3978107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8 The Green, #20901

Dover, Delaware 19901

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (307) 316-8780

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 13, 2026, Mario Manzo notified the Board of Directors (the “Board”) of Ulixe Corp. (the “Company”) of his resignation as a member of the Board, effective immediately. As of the date of this filing, the Company has not received any resignation letter from other directors nor does it have any information, or reason to believe, that any other director is planning to resign from its Board.

In his resignation letter, Mr. Manzo stated that his resignation was for cause and cited concerns regarding, among other matters, the Company’s reporting status, the absence of directors’ and officers’ liability insurance, the lack of a separate indemnification agreement, and the availability of certain financial and management information.

The Board respectfully disagrees with certain statements contained in Mr. Manzo’s resignation letter. The Company notes that its bylaws provide indemnification rights for directors and officers to the fullest extent permitted under applicable law. Although the Company has not entered into separate indemnification agreements with directors, as of now, the Board believes that directors are entitled to the protections afforded by the Company’s bylaws and applicable Delaware law. The Company believes that it properly responded to any information requests made by Mr. Manzo during his tenure as director of the Board. The Company further notes that management has periodically updated all members of the Board regarding the status of the Company’s delinquent SEC filings and ongoing efforts to regain compliance with its reporting obligations. Directors have received updates concerning the progress of such filings and related compliance matters.

The Company acknowledges that, although it is a voluntary SEC filer and is not subject to mandatory periodic reporting requirements, certain of its intended periodic reports have not yet been filed. This is primarily due to the scope of work and time required to complete the US GAAP conversion of financial information from the Company’s European operations in Italy, reporting under Italian GAAP, and the need to re-audit the financial statements of its predecessor entity, WarpSpeed Taxi Inc., for the fiscal year ended July 31, 2024, due to SEC sanctions against the predecessor entity’s former independent registered public accounting firm. The Company continues to work with its advisors to complete and file the required SEC reports as promptly as practicable. To this end, the Company’s Italian subsidiaries (Ulixe Italy S.r.l., Dale Consulting S.r.l., Ulixe Nova S.r.l., Gimagest S.r.l., Scientificware S.r.l.) expect to complete all fiscal year 2025 financial reporting, as required by Italian GAAP (the “2025 Ulixe Group Italian GAAP Financial Statements”), by June 30, 2026. The Company and its U.S. and Italian advisors are expeditiously working on the US GAAP conversion of all 2025 Ulixe Group Italian GAAP financial statements and preparing audited consolidated accounts of the Company under U.S. GAAP with its recently appointed PCAOB auditor, CBIZ CPAs P.C.

Following Mr. Manzo’s resignation, the Board appointed Mr. Franco Cappelli, founder of the Ulixe Group and a principal architect of the Company’s business strategy and operations, to fill the vacancy on the Board, effective as of the date of this Current Report. Mr. Cappelli will serve as a director and chairman of the Board until his successor is duly elected and qualified or until his earlier resignation or removal. The Company is undergoing structural changes to its business, governance and accounting practices in anticipation of its planned uplisting to The Nasdaq Stock Market, and the Board believes that Mr. Cappelli’s extensive and intimate knowledge of the Company’s business, operations and strategic objectives will provide continuity and support the Company’s ongoing efforts to satisfy its SEC reporting obligations and execute its growth strategy.

In accordance with Item 5.02(a)(3) of Form 8-K, the Company has provided Mr. Manzo with a copy of the disclosures contained in this Current Report and has requested that he furnish the Company with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and, if not, specifying the respects in which he does not agree. Upon receipt of any such letter from Mr. Manzo, the Company will file it as an exhibit to an amendment to this Current Report within the time period prescribed by applicable SEC rules.

A copy of Mr. Manzo’s resignation letter is filed as Exhibit 17.1 to this Current Report and is incorporated herein by reference.

Franco Cappelli has served as the founder and principal shareholder of Ulixe Group and its predecessor entities. In 2023, Mr. Cappelli focused on expanding his information and communications technology investments through Ulixe Italy S.r.l. (formerly Aro-Tek S.r.l.), which he founded. In 2024, he led the completion of multiple acquisitions, including Dale Consulting and Ulixe Group, resulting in substantial growth of the Ulixe Group’s consolidated operations. Mr. Cappelli continues to oversee the Ulixe Group’s acquisition strategy and international expansion through its Swiss holding company. Mr. Cappelli has extensive experience in mergers and acquisitions, corporate strategy, technology services, and business integration, and has emphasized environmental, social, and governance principles throughout his investment and management activities.

Ulixe One Corp., a Delaware corporation, which owns a controlling interest in the Company, is a wholly owned subsidiary of Ulixe Holding GmbH, a Swiss limited liability company, which is wholly owned by Teknaurum AG, a Swiss corporation. Teknaurum AG is beneficially owned by Mr. Franco Cappelli.

In June 2025, Ulixe One Corp. purchased a controlling interest in the Company for approximately $475,000 in cash. As previously reported in October 2025, Ulixe Holding GmbH sold its ownership interest in Ulixe Italy S.r.l. to WarpSpeed Italy S.r.l., a former wholly owned subsidiary of the Company, for a total purchase price of €3,150,000. As noted above, Mr. Cappelli is the ultimate beneficial owner of Ulixe Holding GmbH. Through the date of this report, (i) Teknaurum AG has paid approximately $1,200,000 pursuant to service contracts for the benefit of Ulixe Italy S.r.l., and (ii) Mr. Cappelli has advanced funds to Ulixe Corp. and its affiliated entities in an aggregate amount of $2,996,649.92, including a loan of $1,997,563.11 to Ulixe Holding GmbH.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “seek,” “should,” “will,” and similar expressions. These forward-looking statements include, without limitation, statements regarding the Company’s efforts to complete and file its outstanding SEC reports, including the completion of the re-audit of its predecessor entity’s financial statements, the preparation and audit of the Company’s consolidated financial statements, enhancements to the Company’s governance structure, and its anticipated uplisting to The Nasdaq Stock Market. These statements are based on the Company’s current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, among others, delays in the completion of the Company’s financial reporting process, the timing and outcome of audit and re-audit procedures, the Company’s ability to obtain and compile information necessary to complete its SEC filings, changes in applicable laws or regulations, and other risks and uncertainties described in filings the Company has made or may make with the Securities and Exchange Commission. The forward-looking statements contained in this Current Report speak only as of the date of this report, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
17.1	Letter of Resignation of Mario Manzo as a Director, dated June 13, 2026.
104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ulixe Corp.

Date:	June 18, 2026	By:	/s/ Vito Di Somma
		Name:	Vito Di Somma
		Title:	President

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